This exhibit contains confidential materials that has been redacted. Those portions deleted have been marked as follows: [*****].

                                                                   EXHIBIT 10.1

                          ADDENDUM TO LICENSE AGREEMENT
                              DATED OCTOBER 28 1994


         This agreement is an Addendum to and supplements that License Agreement dated October 28, 1994 by and between Dr. Jed E. Rose ("Rose") and Dr. Edward D. Levin ("Levin") and Robert J. Schaap ("Schaap") (referred to as "The Rose Group")
                                       and

the Sano Corporation (referred to as "Sano").

         WHEREAS, The Rose Group has filed a U.S. Patent Application Serial No. [*****] dated [*****] and a (successor) continuation application thereon (the " [*****] application") and that The Rose Group has been advised by the United States Patent and Trademark Office that certain claims made in its Application Serial No. [*****] filed [*****] have been allowed and a new patent is to be issued, and

         WHEREAS, the claims to be allowed under the [*****] application are broadly directed to the concept of treating and reducing a drug dependency and specifically cover the co-administration of any nicotinic [*****] and nicotinic [*****] acting on nicotinic receptors to reduce a person's dependence on tobacco or nicotine (the " [*****] Smoking Cessation Claims"), and

         WHEREAS, The Rose Group has also filed United States Patent Application Serial No. [*****] filed [*****] and a (successor) continuation application thereon (the " [*****] application"), which includes claims that have not yet been allowed

       *THIS PAGE CONTAINS CONFIDENTIAL MATERIAL THAT HAS BEEN REDACTED.

by the U.S Patent and Trademark Office and which are broadly directed to the concept of treating dependency and fluctuations in activation of receptors mediating the dependency and specifically cover the co-administration of any [*****] acting on nicotinic receptors and receptors other than nicotinic receptors to reduce a persons dependence on tobacco or nicotine (the " [*****] Smoking Cessation Claims"), and

         WHEREAS, these applications are presently included in the Patent Rights and The Rose Group and Sano have agreed to broaden the Field of the Agreement in the License Agreement, as hereinafter defined, to encompass the broader concepts of smoking cessation under any patents and patent applications in the Patent Rights issued to The Rose Group or any patent application namely, (a continuation, continuation-in-part, division, reissue, or reexamination application) in the Patent Rights pertaining to smoking cessation with the co-administration of an [*****] to reduce a persons dependence on tobacco or nicotine, or any of them jointly or severally, which includes the [*****] Smoking Cessation Claims or [*****] Smoking Cessation Claims.

         Now, therefore, in consideration of the mutual promise hereinafter set forth, and other good and valuable consideration, the parties agree as follows:

         All of the terms and conditions of the License Agreement remain and are effective except as modified by the following:

       *THIS PAGE CONTAINS CONFIDENTIAL MATERIAL THAT HAS BEEN REDACTED.

         1. The "Field of the Agreement" as set forth in Article 1, paragraph (f) of the License Agreement is deleted and substituted by the following new Field:

                  "Field of the Agreement" shall mean use of smoking cessation with co-administration of an [*****]and an [*****] to reduce a persons dependence on tobacco or nicotine (specifically, use of the co-administration of [*****], the co-administration of any [*****] with a [*****] acting on nicotinic receptors, or the co-administration of any [*****] with a [*****] acting on nicotinic or other receptors for smoking cessation to reduce a person's dependency on tobacco or nicotine).

         2. In addition to any other payments made by, or to be made by Sano to The Rose Group under the terms and conditions of the License Agreement, Sano agrees to pay as the following consideration to The Rose Group the following Addendum payments:

                  (a) Based on representations from the Rose Group that the United States patent and Trademark Office has agreed to allow claims under the [*****] patent which are broadly directed to the concept of the co-administration of any [*****] and nicotinic [*****] acting on nicotinic receptors to reduce a person's dependence on tobacco or nicotine, a total of [*****] as follows:

       *THIS PAGE CONTAINS CONFIDENTIAL MATERIAL THAT HAS BEEN REDACTED.

                           (i) [*****] within ten days from execution of this
                  Addendum and [*****] per year thereafter on or before the anniversary date of the execution of this Addendum until a Licensed Product is commercially launched for sale by Sano and remains commercially available for sale to the public; and

                           (ii) Upon the commercial launch for sale by Sano of a
                  Licensed Product and whether or not said Licensed Product remains commercially available for sale to the public, the greater of $50,000.00 [*****] per year or [*****] of Net Sales of such Licensed Product

                  (b) Upon receipt by the Rose Group of a total of [*****] pursuant to the provisions of Section 2 (a) (i) and (ii) above and without reducing or otherwise affecting any and all payments due The Rose Group under the License Agreement including but not limited to royalties which will continue beyond the Addendum payment of this [*****] under this Addendum, Sano shall recieve a fully paid license to the [*****] Smoking Cessation Claims

                  (c) Subject to the provisions of the following paragraph 2(f), and commencing two years after execution of this Addendum, then in addition to any other payments made by or to be made by

       *THIS PAGE CONTAINS CONFIDENTIAL MATERIAL THAT HAS BEEN REDACTED.

Sano to the Rose Group under the terms and conditions of the License Agreement or this Addendum, Sano will pay to The Rose Group [*****] per year on the anniversary date of the execution of this Addendum until Sano has paid the Rose Group a total additional Addendum payment of [*****]

                  (d) Subject to the provisions of the following paragraph 2(f), at such time that the United States Patent and Trademark Office allows claims directed to smoking cessation with the co-administration of an [*****] to reduce a persons dependence on tobacco or nicotine pursuant to the [****] application or any of the other applications in the Patent Rights and which allowed claims expand upon that claim coverage now allowed by the U.S. Patent and Trademark Office directed to this subject matter, (that is the allowed claims are directed to smoking cessation with the co-administration of an [*****] or an [*****] operating on one or more receptor systems other than the nicotine receptor system, to reduce a persons dependence on nicotine or tobacco) Sano will have thirty (30) days from the first written notification by Rose Group to either to assume a license permanently as to the expanded coverage or thereafter remain with the coverage provided by the now issued U.S. Patent No. [*****] and the now allowed claims in U.S. Patent Application Serial No. [*****] dated [*****]. If Sano elects to assume the license on the expanded coverage then, and, at such time that the Net Sales of a Licensed Product reaches the amounts specified in the following

       *THIS PAGE CONTAINS CONFIDENTIAL MATERIAL THAT HAS BEEN REDACTED.

subparagraphs (i), (i), (iii) and (iv), Sano will pay the amounts specified therein to the Rose Group as follows:

                           [*****] at such time the Net Sales of a Licensed Product reach a total of [*****], except that up to [*****] of the [*****] payments under paragraph 2(c) shall be creditable against this first [*****]

                           (ii) [*****] at such time the Net Sales of a Licensed Product reaches a total of [*****], except that up to [*****] of the [*****] payments under paragraph 2(c) shall be creditable against this second [*****];

                           (iii) [*****] at such time the Net Sales of a Licensed Product reaches a total of [*****] except that up to [*****] of the [*****] payments under paragraph 2(c) shall be creditable against this third [*****];

                           (iv) [*****] at such time the Net Sales of a Licensed Product reaches a total of [*****], except that up to [*****] of the [*****] payments under paragraph 2(c) shall be creditable against this fourth [*****];



       *THIS PAGE CONTAINS CONFIDENTIAL MATERIAL THAT HAS BEEN REDACTED.

                  [*****]
                  (e) Sano may terminate the broader license under the [*****] Smoking Cessation Claims at any time after the year [*****] and after the annual installment payment is made in and for the year [*****] without otherwise affecting its rights under the [*****] Smoking Cessation Claims and without otherwise affecting its rights under the License Agreement.

                  (f) If the Rose Group is unable to obtain allowed claims which expand upon the now allowed claim coverage within [*****] from the execution of this Addendum then the payments to be made to The Rose Group under paragraphs 2(c) and 2(d) hereof after the [*****] year will cease, except that if the Rose Group should be able to obtain allowed claims which expand upon the now allowed claim coverage then commencing from the allowance of such expanded claims, Sano will again resume the payments to The Rose Group under paragraphs 2(c) and 2(d) hereof.

                  (g) Upon receipt by The Rose Group of the full additional Addendum payment of [*****] pursuant to the provisions of Sections 2(c) and 2(d) above and without otherwise affecting all payments due The Rose Group under the License Agreement (including but not limited to royalties), which will continue beyond the payment of this [*****], Sano shall receive a fully paid license to the broader [*****] Smoking Cessation Claim-.

                  (h) Net Sales of all Licensed Product will at all times

       *THIS PAGE CONTAINS CONFIDENTIAL MATERIAL THAT HAS BEEN REDACTED.

be based on the Field of the Agreement as defined in this Addendum.

         3. All payments to be made to The Rose Group pursuant to this Addendum shall be made 1/3 (one third) to ROSE, 1/3 (one third) to Levin and 1/3 (one third) to Schaap.

         This Addendum being executed this ____ day of _____________ 1996 by and between:

ACCEPTED:                                                     ACCEPTED:

DR. JED E. ROSE,                                              SANO CORPORATION
DR. EDWARD D. LEVIN                                           "Sano"
AND ROBERT J. SCHAAP
"The Rose Group"


/s/ Jed E. Rose                                         By: /s/ Reginald Hardy
-------------------------------                             --------------------
Jed E. Rose

Dated: 4/18, 1996                                       Dated: 5/15, 1996


/s/ Edward D. Levin
-------------------------------
Edward D. Levin

Dated: 4/18, 1996


/s/ Robert J. Schaap
-------------------------------
Robert J. Schaap

Dated: April 17, 1996